CAPITAL COMMITMENTS	12 Months Ended
Dec. 31, 2015
CAPITAL COMMITMENTS [Abstract]
CAPITAL COMMITMENTS

32.	CAPITAL COMMITMENTS

FLNG conversions

We entered into agreements for the conversion of the Hilli, the Gimi and the Gandria to FLNGs in May 2014, December 2014, and July 2015, respectively, with Keppel and B&V. As at December 31, 2015, the estimated timing of the outstanding payments in connection with the Hilli conversion are as follows:

(in thousands of $)
Payable within 12 months to December 31, 2016	306,082
Payable within 12 months to December 31, 2017	374,376
680,458

As we have not lodged our final notice to proceed on the Gimi and the Gandria conversion contracts, we have excluded the Gimi and the Gandria capital commitments in the above table. If we decide to lodge our final notice to proceed, we will have further contractual obligations of approximately $700.0 million and $1.0 billion for the Gimi and the Gandria, respectively. If we do not issue our final notice to proceed for the Gimi conversion, we would have to pay a maximum of $7.0 million in termination fees.

Newbuilding contracts

During the year, we entered into a newbuilding contract for the construction of a FSRU for a cost of approximately $247.5 million. As of December 31, 2015, $235.1 million remains to be paid in respect of this vessel.

As at December 31, 2015, the estimated timing of the installment payments for the newbuilding is due to be paid as follows:

(in thousands of $)
Payable within 12 months to December 31, 2016	49,500
Payable within 12 months to December 31, 2017	185,625
235,125